INCOME TAXES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Net operating losses carried forward	$ 35,611	$ 34,293
Allowances, reserves and intangible assets	(30,159)	3,409
Capitalized software costs	(5,677)	(1,723)
Differences in measurement basis (cash basis for tax purposes)	(1,997)	(6,104)
Deferred Tax Assets, Gross	(2,222)	29,875
Valuation allowance	(12,369)	(20,692)
Total	$ (14,591)	$ 9,183